UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

August 9, 2012

PETROSONIC ENERGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53881	98-0585718
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 204, 205 – 9th Avenue SE , Calgary, AB, Canada, T2G 0R3

(Address of Principal Executive Offices)

(403) 708-7869

(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

SIGNATURES

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ITEM 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

As a result of acquiring certain assets from Sonoro Energy Ltd., as reported in Form 8-K filed with the Securities and Exchange Commission on July 31, 2012, Petrosonic Energy, Inc. (the “Company” ) acquired controlling interest in Petrosonic Albania Sha. As a result of the acquisition, Petrosonic Albania Sha. became a majority owned subsidiary of the Company.

The fiscal year end of Petrosonic Albania Sha. is December 31.

On August 9, 2012, the Board of Directors of the Company approved changing the fiscal year end of the Company from October 31 to December 31 as a result of the acquisition of Petrosonic Albania Sha. The transition period will be covered under report on Form 10-K for the fiscal year ended December 31, 2011.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2012	Petrosonic Energy, Inc.

	By:	/s/ ART AGOLLI
Art Agolli
Chief Executive Officer

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